Exhibit 10.3

Execution Version

THIRD AMENDMENT

TO

CREDIT AGREEMENT

Dated as of April 28, 2017

Among

PARSLEY ENERGY, LLC,

as Borrower,

PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

BMO HARRIS BANK, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Bookrunner

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of April 28, 2017, is among Parsley Energy, LLC, a Delaware limited liability company (the “Borrower”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, PEI, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 28, 2016 (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and the Guarantors are parties to that certain Guarantee and Collateral Agreement, dated as of October 28, 2016 made by the Borrower and each of the other Grantors party thereto in favor of the Administrative Agent (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Guaranty Agreement”).

C. The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Third Amendment.

D. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Third Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02 – Certain Defined Terms.

(a) The following definitions are hereby amended and restated in their entirety to read as follows:

“Aggregate Elected Borrowing Base Commitments” means (a) on the Third Amendment Effective Date, $1,000,000,000, and (b) at any time thereafter, an amount determined in accordance with Section 2.07(h).

“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment and the Third Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
	<25%	≥25%, but <50%	≥50%, but <75%	≥75%, but <90%	≥90%
ABR Loans	1.000%	1.250%	1.500%	1.750%	2.000%
Eurodollar Loans	2.000%	2.250%	2.500%	2.750%	3.000%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.11(a), then, if so elected by the Majority Lenders, the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

(b) The following definition is hereby added where alphabetically appropriate to read as follows:

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of April 28, 2017, among the Borrower, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.

(c) The following definitions are hereby deleted in their entirety: “Consolidated Cash Balance” and “Consolidated Cash Balance Threshold”.

2.2 Amendments to Section 2.03. Section 2.03 is hereby amended by (a) deleting subsection (vi) thereto in its entirety and renumbering subsection (vii) as new subsection (vi) and (b) amending and restating the penultimate paragraph thereof in its entirety to read as follows:

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the lesser of (x) the Aggregate Maximum Credit Amounts and (y) the lesser of (i) the then effective Borrowing Base and (ii) the then effective Aggregate Elected Borrowing Base Commitments).

2.3 Amendments to Section 6.02. Section 6.02 is hereby amended by (i) deleting subsection (d) in its entirety and relettering subsection (e) as new subsection (d) and (ii) replacing the phrase “specified in Section 6.02(a) through (d)” in the last sentence thereof with the phrase “specified in Section 6.02(a) through (c)”.

2.4 Amendment to Section 7.16. Section 7.16 is hereby amended by adding a new subsection (f) to the end thereof to read as follows:

(f) With respect to any Disposition made by the Borrower or any Restricted Subsidiary in reliance on Section 9.12(d) or Section 9.12(e), the Borrower represents that the consideration received in respect of such Disposition is equal to or greater than the fair market value, as of the date of such Disposition, of the Oil and Gas Property, interest therein, Restricted Subsidiary, or unproved reserves, as applicable, subject of such Disposition.

2.5 Amendment to Section 8.12. Section 8.12 is hereby amended by replacing all references to “90%” therein with “85%”.

2.6 Amendments to Section 8.13. Section 8.13 is hereby amended by (i) deleting subsection (c) in its entirety and (ii) replacing all references to “90%” therein with “85%”.

2.7 Amendment to Section 8.16. Section 8.16 is hereby amended by deleting the phrase “No later than thirty (30) days after the Effective Date (or such later date as is reasonably acceptable to the Administrative Agent), the Borrower shall,” in its entirety and replacing it with “The Borrower shall,”.

2.8 Amendment to Section 8.17. Section 8.17 is hereby amended and restated in its entirety to read as follows:

Section 8.17 [Reserved.]

2.9 Amendment to Section 9.12(d)(ii). Section 9.12(d)(ii) is hereby amended and restated in its entirety to read as follows:

(ii) the consideration received in respect of such Disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Restricted Subsidiary subject of such Disposition (as reasonably determined by the board of directors (or equivalent body) of the Borrower);

2.10 Amendment to Section 9.12(e). Section 9.12(e) is hereby amended and restated in its entirety to read as follows:

(e) Dispositions of unproved reserves to unaffiliated third parties for non-cash consideration; provided that (i) both before and immediately after giving effect to any such Disposition, (A) no Default, Event of Default or Borrowing Base Deficiency exists or would exist, (B) Liquidity is at least 10% of the total Commitments and (C) the Consolidated Leverage Ratio does not exceed 3.00 to 1.00 (on a pro forma basis after giving effect to such Disposition), as the Consolidated Leverage Ratio is recomputed on such date using (x) Consolidated Total Debt outstanding on such date and (y) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available), and (ii) the consideration received in respect of such Disposition shall be equal to or greater than the fair market value of such reserves (as reasonably determined by the board of directors (or equivalent body) of the Borrower);

2.11 Amendments to Exhibits.

(a) The Table of Contents to the Credit Agreement is hereby amended to remove the reference to “Exhibit I Form of Consolidated Cash Balance Certificate” in the ANNEXES, EXHIBITS AND SCHEDULES portion thereof.

(b) Exhibit B is hereby amended and restated in its entirety to read as set forth on Exhibit B to this Third Amendment.

(c) Exhibit I is hereby deleted in its entirety.

(d) Schedule 7.14 is hereby amended and restated in its entirety to read as set forth on Schedule 7.14 to this Third Amendment.

(e) Schedule 7.25 is hereby amended and restated in its entirety to read as set forth on Schedule 7.25 to this Third Amendment.

Section 3. Assignments, Reallocation of Commitments and Loans; Borrowing Base Increase.

3.1 Commitment Increase; New Lenders. Each Lender party to the Credit Agreement immediately prior to the Third Amendment Effective Date (as defined in Section 4 of this Third Amendment) (the “Existing Lenders”) has, in consultation with the Borrower, agreed to increase its respective Maximum Credit Amount and Commitment and to allow each of Canadian Imperial Bank of Commerce-New York Branch, Capital One, National Association, Citibank, N.A., PNC Bank, National Association and UBS AG, Stamford Branch (the “New Lenders”) to become a party to the Credit Agreement as a Lender by acquiring an interest in the Aggregate Maximum Credit Amount and the total Commitments. The Administrative Agent, the Issuing Bank, the Borrower, the Existing Lenders and the New Lenders hereby consent to such increase and the New Lenders’ acquisition of interests in the Aggregate Maximum Credit

Amount and the total Commitments. On the Third Amendment Effective Date and after giving effect to such increase and the New Lenders’ acquisition of interests in the Aggregate Maximum Credit Amount and the total Commitments, (a) the Maximum Credit Amount and Commitment of each Lender (including the New Lenders) shall be as set forth on Annex I of this Third Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement (and Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto) and (b) each New Lender shall become a party to the Credit Agreement, as amended by this Third Amendment, as a “Lender” and have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Third Amendment, and the other Loan Documents.

3.2 Borrowing Base Increase. For the period from and including the Third Amendment Effective Date (as defined below) to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,400,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 2.07(g) and Section 8.12(c). For the avoidance of doubt, this Borrowing Base increase shall constitute the April 1, 2017 Scheduled Redetermination.

Section 4. Conditions of Effectiveness. This Third Amendment will become effective on the date on which each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Third Amendment Effective Date”):

4.1 The Administrative Agent shall have received from the Borrower, PEI, each Guarantor, the Issuing Bank and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

4.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including fees and expenses invoiced by Paul Hastings LLP).

4.3 The Administrative Agent shall have received duly executed (i) Assumption Agreements, pursuant to which Double Eagle Lone Star LLC, a Delaware limited liability company, DE Operating LLC, a Delaware limited liability company, Veritas Energy Partners, LLC, a Delaware limited liability company, and Novus Land Services LLC, a Delaware limited liability company (collectively, the “Acquired Entities”), shall become party to the Guaranty Agreement, (ii) Supplements to the Guaranty Agreement, pursuant to which the Borrower shall pledge 100% of the Equity Interests in the Acquired Entities and (iii) a certificate of the Secretary or Assistant Secretary of each of the Acquired Entities certifying as to the incumbency and genuineness of the signature of each Responsible Officer of each of the Acquired Entities executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of each of the Acquired Entities and all amendments thereto, certified by the appropriate Governmental Authority (to the extent available) in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws, partnership agreement, limited liability company agreement or other governing document of each of the Acquired Entities (including all amendments thereto), (C) resolutions duly adopted by the board of directors (or other governing body) of each of the Acquired Entities authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of the Loan Documents to which it is a party, and (D) a certificate as to the good standing of each of the Acquired Entities under the laws of its jurisdiction of organization.

4.4 The Administrative Agent shall have received the Reserve Report prepared by Cawley Gillespie & Associates, Inc., dated as of January 27, 2017, with respect to certain the Oil and Gas Properties of the Loan Parties (including, for the avoidance of doubt, the Acquired Entities) as of December 31, 2016.

4.5 No Default or Event of Default shall have occurred and be continuing as of the Third Amendment Effective Date.

4.6 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Majority Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Limited Waivers.

5.1 Limited Waiver of Mortgage and Title Requirement. Pursuant to Section 8.12(a), as amended by this Third Amendment, the Borrower is required to deliver, on or prior to the delivery of the Reserve Report to the Administrative Agent and the Lenders in connection with the April 1, 2017 Scheduled Redetermination (the “April 1, 2017 Scheduled Redetermination Title Delivery Requirement”), satisfactory title information on at least 85% of the total value of the proved Oil and Gas Properties (and on at least 85% of the total value of the proved, developed and producing reserves) evaluated by such Reserve Report. Pursuant to Section 8.13(a), as amended by this Third Amendment, in connection with the April 1, 2017 Scheduled Redetermination, the Borrower is required to cause the Mortgaged Properties to represent at least 85% of the total value of the Oil and Gas Properties (and at least 85% of the total value of the proved, developed and producing reserves) evaluated in the most recently completed Reserve Report within 30 days after the delivery of such Reserve Report (the “April 1, 2017 Scheduled Redetermination Mortgage Requirement”). The Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the Borrower’s compliance with the April 1, 2017 Scheduled Redetermination Title Delivery Requirement and the April 1, 2017 Scheduled Redetermination Mortgage Requirement; provided that it is a condition to the foregoing waivers that the Borrower must comply with the April 1, 2017 Scheduled Redetermination Title Delivery Requirement and the April 1, 2017 Scheduled Redetermination Mortgage Requirement on or prior to the date that is 30 days after the Third Amendment Effective Date (or such later date as the Administrative Agent shall determine in its sole discretion). The failure by the Borrower to comply with any of the requirements of this Section 5.1 of this Third Amendment shall constitute an immediate Event of Default.

5.2 Waivers. Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the foregoing waivers are hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, or amendment to, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Granting the waivers set forth herein does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

6.2 Ratification and Affirmation; Representations and Warranties. Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Third Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

6.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Third Amendment.

6.4 NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6 Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.7 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.8 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.9 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

PEI:

PARSLEY ENERGY, INC.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY GP, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY, L.P.

BY: PARSLEY GP, LLC, its general partner

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Third Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY AVIATION, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY MINERALS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY FINANCE CORP.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	DOUBLE EAGLE LONE STAR LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Third Amendment Signature Page]

GUARANTOR:	DE OPERATING LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	VERITAS ENERGY PARTNERS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	NOVUS LAND SERVICES LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Third Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Greg Determann
	Name:	Greg Determann
	Title:	Managing Director

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Matthew Davis
	Name:	Matthew Davis
	Title:	Vice President

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC.

	By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Lea Baerlocher
	Name:	Lea Baerlocher
	Title:	Authorized Signatory

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	BOKF NA dba BANK OF TEXAS

	By:	/s/ Colin Watson
	Name:	Colin Watson
	Title:	Senior Vice President

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ John C. Springer
	Name:	John C. Springer
	Title:	Vice President

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Parsley Energy, LLC - Third Amendment Signature Page]

LENDER:	COMPASS BANK

	By:	/s/ Les Werme
	Name:	Les Werme
	Title:	Executive Director

[Parsley Energy, LLC - Third Amendment Signature Page]

NEW LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE-NEW YORK BRANCH

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

	By:	/s/ William M. Reid
	Name:	William M. Reid
	Title:	Authorized Signatory

[Parsley Energy, LLC - Third Amendment Signature Page]

NEW LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Michael Higgins
	Name:	Michael Higgins
	Title:	Senior Director

[Parsley Energy, LLC - Third Amendment Signature Page]

NEW LENDER:	CITIBANK, N.A.

	By:	/s/ Saqeeb Ludhi
	Name:	Saqeeb Ludhi
	Title:	Vice President

[Parsley Energy, LLC - Third Amendment Signature Page]

NEW LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Sandra Aultman
	Name:	Sandra Aultman
	Title:	Managing Director

[Parsley Energy, LLC - Third Amendment Signature Page]

NEW LENDER:	UBS AG, STAMFORD BRANCH

	By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

	By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

[Parsley Energy, LLC - Third Amendment Signature Page]

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	10.0000000000%	$250,000,000.00
BMO Harris Bank, N.A.	9.0000000000%	$225,000,000.00
JPMorgan Chase Bank, N.A.	9.0000000000%	$225,000,000.00
Credit Suisse AG, Cayman Islands Branch	6.4000000000%	$160,000,000.00
BBVA Bank d/b/a Compass Bank	6.4000000000%	$160,000,000.00
Royal Bank of Canada	6.4000000000%	$160,000,000.00
U.S. Bank National Association	6.4000000000%	$160,000,000.00
The Bank of Nova Scotia	6.4000000000%	$160,000,000.00
BOKF NA dba Bank of Texas	5.0000000000%	$125,000,000.00
Frost Bank, a Texas State Bank	5.0000000000%	$125,000,000.00
Canadian Imperial Bank of Commerce-New York Branch	5.0000000000%	$125,000,000.00
Capital One, National Association	5.0000000000%	$125,000,000.00
Citibank, N.A.	5.0000000000%	$125,000,000.00
PNC Bank, National Association	5.0000000000%	$125,000,000.00
UBS AG, Stamford Branch	5.0000000000%	$125,000,000.00
Morgan Stanley Bank, N.A.	3.958695652%	$98,967,391.30
Morgan Stanley Senior Funding, Inc.	1.041304348%	$26,032,608.70

TOTAL	100.0000000000%	$2,500,000,000.00

Annex I

EXHIBIT B

FORM OF BORROWING REQUEST

[            ], 201[    ]

Parsley Energy, LLC, a limited liability company duly formed and existing under the laws of the state of Delaware (the “Borrower”), pursuant to Section 2.03 of the Credit Agreement dated as of October 28, 2016, (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, Parsley Energy, Inc., a Delaware corporation, Wells Fargo Bank, National Association, as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

(i) Aggregate amount of the requested Borrowing is $[        ];

(ii) Date of such Borrowing is [        ], 201[    ];

(iii) Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(iv) In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [        ];

(v) Amount of Aggregate Elected Borrowing Base Commitments in effect on the date hereof is $[        ];

(vi) Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure) is $[        ];

(vii) Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[        ]; and

(viii) Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:

[ ]

[ ]

[ ]

[ ]

[ ]

Exhibit B

The undersigned certifies that he/she is the [             ] of Parsley Energy, LLC, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

PARSLEY ENERGY, LLC

By:
Name:
Title:

Exhibit B